                                                                   EXHIBIT 21.1

                         SUBSIDIARIES OF NASH FINCH COMPANY


A. Direct subsidiaries of Nash Finch Company (the voting stock of which is owned, with respect to each subsidiary, 100 percent by Nash Finch Company):

                            Subsidiary                         State of
                            Corporation                     Incorporation
                            -----------                     -------------
              GTL Truck Lines, Inc.                            Nebraska
              Norfolk, Nebraska

              Nash De-Camp Company                            California
              Visalia, California

              Nash Finch Funding Corp.                         Delaware
              Edina, Minnesota

              Piggly Wiggly Northland Corporation             Minnesota
              Edina, Minnesota

              Super Food Services, Inc.                        Delaware
              Dayton, Ohio

              T.J. Morris Company                              Georgia
              Statesboro, Georgia


B. Direct subsidiaries of Nash Finch Company (the voting stock of which is owned, with respect to each subisidiary, 66.6 percent by Nash Finch Company):

                            Subsidiary                         State of
                            Corporation                     Incorporation
                            -----------                     -------------
              Gillette Dairy of the Black Hills,             South Dakota
              Inc.
              Rapid City, South Dakota

              Nebraska Dairies, Inc.                           Nebraska
              Norfolk, Nebraska


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C.   Subsidiaries of Nash-DeCamp Company (the voting stock of which is owned, with respect to each subsidiary other than Agricola Nadco Limitada, 100 percent by Nash-DeCamp Company):

                            Subsidiary                         State of
                            Corporation                     Incorporation
                            -----------                     -------------
              Forrest Transportation Service, Inc.            California
              Visalia, California

              Agricola Nadco Limitada (*)                       Chile

              *  Ninety-nine percent (99%) is owned
              by Nash-DeCamp Company.


D. Material Subsidiaries of Super Food Services, Inc. (the voting stock of which is owned, with respect to each subsidiary 100 percent by Super Food Services, Inc.):

                            Subsidiary                         State of
                            Corporation                     Incorporation
                            -----------                     -------------
              Kentucky Food Stores, Inc.                       Kentucky
              Lexington, Kentucky
